Exhibit 99.2

FORBEARANCE AGREEMENT
(Term Loan)

This FORBEARANCE AGREEMENT (Term Loan) (this “Agreement”) is made and entered into as of this 1st day of October, 2009 (the “Effective Date”), by and among CALIFORNIA COASTAL COMMUNITIES, INC., Delaware corporation (the “Borrower”), the undersigned guarantors (collectively, the “Guarantors”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent (the “Agent”) for the financial institutions which are or may become lender parties to the Loan Agreement (each individually a “Lender” and collectively the “Lenders”).  All capitalized terms not otherwise defined in this Agreement shall have the meanings specified in the Loan Agreement described below.  The Borrower and the Guarantors are hereafter sometimes referred to individually as a “Borrower Party”, and together as the “Borrower Parties”.

RECITALS OF FACT:

A.            The Borrower is indebted to the Lenders under the Senior Secured Term Loan Agreement, dated as of September 15, 2006, among the Borrower, the Guarantors, the Agent and the Lenders (as the same may have been or may hereafter be modified, amended, restated, supplemented, renewed or replaced from time to time, the “Loan Agreement”).  The loan evidenced by the Loan Agreement (the “Loan”) is further evidenced by (i) a Promissory Note, dated as of October 12, 2006, made by the Borrower to KeyBank in the stated principal amount of $28,560,000, (ii) a Promissory Note, dated as of September 15, 2006, made by the Borrower to Comerica Bank in the stated principal amount of $10,000,000, (iii) a Promissory Note, dated September 15, 2006, made by the Borrower to Franklin Bank, SSB in the stated principal amount of $10,000,000, (iv) a Promissory Note, dated September “    ”, 2006, made by the Borrower to Grand Bank in the stated principal amount of $5,000,000, (v) a Promissory Note, dated September 15, 2006, made by the Borrower to Guaranty Bank in the stated principal amount of $19,440,000, (vi) a Promissory Note, dated September 29, 2006, made by the Borrower to LaSalle Bank National Association in the stated principal amount of $15,000,000, (vii) a Promissory Note, dated October 12, 2006, made by the Borrower to Preferred Bank in the stated principal amount of $15,000,000, (viii) a Promissory Note, dated September 15, 2006, made by the Borrower to Wachovia Bank, National Association in the stated principal amount of $15,000,000 (as the same may have been or may hereafter be modified, amended, restated, supplemented, renewed or replaced from time to time, collectively, the “Notes”).

B.            The Loan is secured by, among other security, (i) the Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, by Signal Landmark, a California corporation (“Signal Landmark”) for the benefit of Agent, recorded in the Official Records of Orange County, California as Instrument No. 2006000617268 (as modified, amended, restated, supplemented, renewed or replaced from time to time, the “Deed of Trust”), granting the Agent a perfected second priority security interest in the property described therein (the “Property”), (ii) Pledge and Security Agreement, dated as of September 15, 2006, by Borrower, in favor of Agent (as modified, amended, restated, supplemented, renewed or replaced from time to time, the “Borrower Pledge”), pursuant to which Borrower pledged to Agent as additional security for the Loan the ownership interests of Borrower in Hearthside Holdings, Inc. and Signal Landmark Holdings, Inc., (iii) Pledge and Security Agreement, dated as of September 15, 2006, by

Hearthside Holdings, Inc., in favor of Agent (as modified, amended, restated, supplemented, renewed or replaced from time to time, the “Holdings’ Pledge”), pursuant to which such pledgor pledged to Agent as additional security for the Loan its ownership interests in Hearthside Homes, Inc.), (iv) Pledge and Security Agreement, dated as of September 15, 2006, by Signal Landmark Holdings, Inc., in favor of Agent, pursuant to which such pledgor pledged to Agent as additional security for the Loan its ownership interests in Signal Landmark (as modified, amended, restated, supplemented, renewed or replaced from time to time, the “Signal Landmark Pledge”), (v) Pledge and Security Agreement, dated as of September 15, 2006, by Hearthside Homes, Inc., in favor of Agent (as modified, amended, restated, supplemented, renewed or replaced from time to time, the “Homes’ Pledge” and, together with the Borrower Pledge, the Holdings’ Pledge, and the Homes’ Pledge, collectively, the “Pledges”), pursuant to which such pledgor pledged to Agent as additional security for the Loan its ownership interests in it subsidiaries identified therein, and (vi) certain other collateral assignments or security agreements for the benefit of the Agents and/or Lenders, including, without limitation, UCC-1 financing statements executed and delivered in connection with the Loan.

C.            The Guarantors have executed and delivered to Agent, as agent for the Lenders, the Unconditional Guaranty, dated as of September 15, 2006 (as the same may have been or may hereafter be modified, amended, restated, supplemented, renewed or replaced from time to time, the “Payment Guaranty”), made by the Guarantors for the benefit of Agent and the Lenders with respect to the Loan and certain other obligations of the Borrower.  The Loan Agreement, the Notes, the Deed of Trust, the Pledges, the Payment Guaranty, and all other Loan Documents (as defined in the Loan Agreement), as the same may have been or may hereafter be modified, amended, restated, supplemented, renewed or replaced from time to time, are referred to herein, collectively, as the “Loan Documents.”

D.            Certain Events of Default have occurred under the Loan Agreement and the other Loan Documents, as described on Exhibit “A” attached hereto (collectively, the “Stated Defaults”).

I.             The Borrower and the Guarantors have requested that Agent and Lenders forbear for a limited period of time (designated as the “Forbearance Period” in Section 4) from exercising certain rights and remedies provided to Agent and the Lenders under the Loan Documents and otherwise available at law or in equity as a result of the occurrence of the Stated Defaults, which remedies include but are not limited to publishing a notice of default under the Deed of Trust.  Subject to the terms and conditions contained herein, the Agent and Lenders are prepared to forbear from the exercise of their respective rights and remedies, but only during the Forbearance Period, except as otherwise expressly provided herein.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the foregoing Recitals of Fact, the covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Recitals of Fact.

(a)           The Borrower Parties represent and warrant that all of the above Recitals of Fact are true and correct and incorporated herein by reference, and may be relied on by the Agent and the Lenders as to their truth, completeness, and correctness.

(b)           The Borrower Parties acknowledge that the Agent and the Lenders are relying on the truth, completeness, and correctness of the statements and representations of the Borrower Parties in this Agreement, and the Borrower Parties represent that this Agreement contains no material misrepresentations or omissions by them.

Section 2.              Acknowledgment of Outstanding Indebtedness. The Borrower and the Guarantors acknowledge that:

(a)           The outstanding indebtedness owed by the Borrower to the Lenders under the Loan as of September 30, 2009 is as follows:

$99,800,000.00	outstanding principal balance of the Loan
$187,689.32	accrued interest under the Loan (without giving effect to Default Rate interest under the Loan)
$25,000.00	administrative fees due and payable
$100,012,689.32	total amount of outstanding principal, accrued interest and specified accrued fees under the Loan

The above Loan amounts, plus all other Obligations, are subject to increase, decrease or other adjustment as a result of interest, Default Rate interest, late charges, fees and other charges including, without limitation, attorneys’ fees and other costs of collection which are payable to the Agent and/or the Lenders under the Loan Documents.  All amounts set forth above are due and payable without offset, deduction or counterclaim of any kind or character whatsoever.

(b)           The Borrower Parties acknowledge and agree that, except as hereafter otherwise stated by Agent in writing in its sole and absolute discretion, interest on the Loan calculated at the Default Rate will accrue and be payable from and after October 1, 2009.

Section 3.              Acknowledgement of Continuation of Liabilities.

(a)           The obligations in Section 2 and all other respective liabilities and obligations of the Borrower Parties under the Loan Documents shall, except as expressly modified in this Agreement, remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein.  The Borrower Parties hereby ratify and confirm each of the Loan Documents to which they are respectively a party and the rights granted thereunder in favor of the Agent and Lenders, and acknowledge and agree that the Loan Documents constitute valid and legally binding obligations against each Borrower Party that is a party thereto and are enforceable against such Borrower Party, the Property and all other Collateral in accordance with their terms without any defenses thereto.  The Borrower Parties hereby confirm that the security interests and liens granted pursuant to the Loan Documents continue to secure the obligations of the Borrower under the

Loan Documents and any obligations incurred following the Effective Date, and that such security interests and liens remain in full force and effect.

(b)           The Borrower Parties acknowledge and agree that the Stated Defaults have occurred and are continuing under the Loan Documents, and that any and all notices thereof required to be sent to the Borrower Parties, or any of them, under the Loan Documents have been properly and timely provided by the Agent on behalf of Lenders (or, if not so provided, are hereby waived) and all applicable cure periods, if any, have expired; that the indebtedness under the Loan shall remain due and payable pursuant to the terms of the Loan Agreement (except as otherwise expressly provided herein); that, except as expressly set forth in this Agreement, this Agreement is not intended to be, and shall not be deemed or construed to be, a satisfaction, reinstatement, novation, modification or release of the Loan, the Loan Documents, or any of them, or a waiver by the Agent or Lenders of any of their rights under the Loan Documents, or any of them, or at law or in equity; that none of this Agreement or any payments made or other actions taken pursuant to this Agreement shall be deemed to cure the Stated Defaults that have occurred under the Loan Documents or to cure or reinstate the Loan or the Loan Documents; and that, except as otherwise expressly provided in this Agreement, Agent and Lenders reserve all of their respective rights and remedies in connection with the Stated Defaults, under the Loan Documents and at law and in equity and are immediately entitled to execute such rights and remedies upon a Forbearance Termination Event (as defined in Section 7).

(c)           The Guarantors acknowledge and agree that the term “Guarantied Obligations” under the Payment Guaranty includes, without limitation, all amounts required to be paid by the Borrower to the Agent or Lenders under the terms of this Agreement.

Section 4.              Forbearance.

(a)           Subject to the satisfaction of the conditions precedent in Section 5, for the period (hereinafter referred to as the “Forbearance Period”) beginning on the Effective Date and ending on the Forbearance Termination Date defined in Section 4(b), the Agent and Lenders, without waiving, curing or affecting the Stated Defaults, hereby agree to forbear from the exercise of any of their rights and remedies available under the Loan Agreement and other Loan Documents on account of the Stated Defaults.  The Agent’s and Lenders’ forbearance provided for herein shall be effective only with respect to the Stated Defaults.

(b)           The Forbearance Period will terminate upon the earlier to occur of the following (the “Forbearance Termination Date”):

(i)            November 1, 2009, at 5:00 p.m. (California time), or

(ii)           the occurrence of any other Forbearance Termination Event.

(c)           During the Forbearance Period and provided no Forbearance Termination Event has occurred, and further provided that the terms and conditions of this Agreement are satisfied, the Agent and Lenders agree that they will not exercise any default remedies against the Borrower or the Guarantors (except as otherwise expressly provided in this Agreement) as a result of the Stated Defaults.

(d)           On the Forbearance Termination Date, all forbearances, deferrals and indulgences granted by the Agent and Lenders in this Section 4 shall automatically terminate, and the Agent and Lenders shall thereupon be entitled immediately to exercise any and all rights and remedies under the Loan Documents, this Agreement and otherwise available at law or in equity, including, without limitation, publishing a notice of default under the Deed of Trust and foreclosing on the Property, and all other Collateral, all without further notice or demand of any kind.

(e)           The Borrower Parties understand and specifically acknowledge and agree that the forbearance provided in this Agreement does not relate or extend to any actions that the Agent or Lenders may take under the Loan Documents, at law or in equity, to preserve and protect any of the collateral described in the Loan Documents or the interests of the Agent or Lenders in any such collateral, including, without limiting the generality of the foregoing (i) the defending of or intervention in actions or assertions of claims (such as foreclosure proceedings, mechanics’ liens filings or proceedings, and stop notices) brought or made by third parties or by any Borrower Party, relating to any such collateral or the interests of the Agent or Lenders, or (ii) the sending of notices to any persons or entities concerning (A) the rights of the Agent or Lenders under the Loan Documents (including, without limitation, the filing of a proof of claim in any bankruptcy proceeding) and (B) the existence of security interests or liens in favor of the Agent or Lenders relating to such collateral.

(f)            [Intentionally Omitted.]

(g)           Notwithstanding anything to the contrary herein or in the Loan Documents, from and after the Effective Date neither Agent nor Lenders shall have any obligation to make Loans or any other advances under the Loan Documents.

Section 5.              Effectiveness of Agreement.  The undertakings of the Agent and Lenders and the Forbearance Period provided for herein shall not become effective unless, on or before 5:00 p.m. (California time) on October 1, 2009 (unless such date and time shall be extended in writing by the Agent in its sole and absolute discretion):

(a)           the Agent receives a duly executed counterpart of this Agreement from the Borrower and the Guarantor;

(b)           no Material Adverse Effect shall have occurred;

(c)           all legal fees and costs of the Agent’s and Lenders’ in-house and outside-retained attorneys in negotiating and documenting the terms and conditions of this Agreement and any other instruments or agreements executed concurrently herewith have been paid by the Borrower to the Agent and Lenders, or provision for such payment acceptable to Agent has been made;

(d)           all fees, expenses and costs in connection with the most recent appraisal, in the amount of $10,945.00, to the extent not previously paid, have been paid by Borrower, or provision for such payment acceptable to Agent has been made.

(e)           all other fees and expenses payable by the Borrower to the Agent or Lenders pursuant to the terms of the Loan Documents or this Agreement have been paid by the Borrower to the Agent or Lenders, including, without limitation, all costs of enforcement of the Loan incurred by the Agent or Lenders prior to the Effective Date, or provision for such payment acceptable to Agent has been made.

Upon such timely return of the executed counterparts of this Agreement and satisfaction of the conditions set forth above (or waiver in writing by the Agent of any such conditions in its sole and absolute discretion), the terms and conditions of this Agreement, including without limitation, the forbearance provided in Section 4, shall be deemed effective and operative as of the Effective Date.

Section 6.              Representations and Warranties.

(a)           Except for the occurrence of the Stated Defaults and the representations and warranties set forth in sections 6.15, 6.16, and 6.17 of the Loan Agreement, each of the representations and warranties made by or on behalf of any Borrower Party contained in the Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement or any other Loan Document are true and correct in all material respects as of the date as of which they were made and is also true and correct in all material respects at and as of date of this Agreement, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents, changes previously disclosed to the Agent in writing and approved by the Agent in writing and except to the extent that such representations and warranties relate expressly to an earlier date).  Borrower Parties each further represent and warrant to the Agent and Lenders that the execution, delivery and performance by such Borrower Party of this Agreement have been duly authorized by all requisite limited liability company or other applicable legal action on the part of such Borrower Party and will not violate its certificate or articles of formation, limited liability company agreement, operating agreement or other organizational documents, or any indenture, lease, promissory note or other document, instrument or agreement to which any Borrower Party is a party or by which it or its assets are bound.

(b)           Each of the Borrower Parties represents and warrants to the Agent and Lenders that, to the best knowledge of the Borrower and the Guarantors, no defaults or Events of Default exist under the Loan Documents other than the Stated Defaults.

(c)           Each of the Borrower Parties represents and warrants to the Agent and Lenders that, to the best knowledge of the Borrower and the Guarantors, no Material Adverse Effect, other than the occurrence of the Stated Defaults, has occurred.

(d)           Each of the Borrower Parties represents and warrants to the Agent and Lenders that it has not assigned, conveyed or otherwise transferred, either directly or indirectly, in whole or in part, any of the claims purported to be released under Section 9 (i).

(e)           The Borrower Parties warrant and represent to the Agent and Lenders that, except as disclosed to the Agent in writing, there are no pending or, to the best knowledge of any Borrower Party, threatened (i) mechanics’ liens, stop notices or other claims affecting the

Property or any other Collateral, (ii) suits, judgments, arbitration proceedings, administrative claims, executions, or other legal or equitable actions or proceedings against any Borrower Party, the Property or any other Collateral that would have a Material Adverse Effect, or (iii) condemnation proceedings or annexation proceedings affecting the Property.

(f)            The Borrower Parties, as applicable below, warrant and represent:

(i)            that all governmental consents, approvals, licenses, permits, and certificates of occupancy necessary to, or currently in use in connection with, the operation of the Property as of the date hereof (collectively, the “Licenses and Permits”) are in full force and effect, and there are no pending or, to the Borrower Parties’ best knowledge, threatened proceedings involving the possible revocation or limitation of any of the Licenses and Permits, and that the Borrower Parties have delivered to Agent true, complete, and accurate copies of all of the Licenses and Permits;

(ii)           that, except as disclosed to the Agent in writing, no Borrower Party has received any written notice from any governmental entity claiming that any Borrower Party or the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including specifically, but without limitation, any such notice relating to zoning laws, housing codes, or building codes or regulations; and

(iii)          that no Borrower Party has received any notice of or is otherwise aware of (A) the existence on or at the Property of any “hazardous substance” (as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Super Fund Amendments and Reauthorization Act of 1986, 42 U.S.C. § 601, et seq.) or any other substance or material defined, designated, classified, or considered as toxic waste, hazardous, or toxic material or a hazardous, toxic, radioactive, or dangerous substance under any law, including, without limitation, the laws of the State of California, relating to any hazardous substance; or (B) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any actual or alleged use, storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling, or transportation of any hazardous substance on or at the Property.

(g)           The Agent acknowledges that, to the actual knowledge of the Agent with no duty of investigation, no defaults or Events of Default exist under the Loan Documents other than the Stated Defaults.

(h)           The Agent acknowledges that it has been directed by the Required Lenders to enter into the forbearance provided for in this Agreement.

Section 7.              Forbearance Termination Event. Any of the following shall constitute a “Forbearance Termination Event” hereunder:

(a)           Expiration of the Forbearance Period on the date specified in Section 4(b)(i);

(b)           The failure by the Borrower Parties to make any payment required under this Agreement, or to duly perform and observe any other agreement, covenant, term or condition set forth in this Agreement, in each case, as and when due, without further notice or demand;

(c)           Any representation or warranty made by any Borrower Party contained in this Agreement or any Loan Document proves to be incorrect or untrue in any material respect, or any Borrower Party repudiates or denies the truth of any acknowledgments set forth in this Agreement;

(d)           The occurrence or existence of any default or Event of Default under any of the Loan Documents, and the failure of the Borrower to cure such default within any cure period applicable thereto set forth in the Loan Documents, excluding the Stated Defaults;

(e)           A Material Adverse Effect shall occur, other than the occurrence of the Stated Defaults; or

(f)            Any Borrower Party shall file a voluntary petition under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any involuntary petition under the Bankruptcy Code shall be filed against any Borrower Party; or any Borrower Party shall become the subject of any dissolution, liquidation, or insolvency proceeding or any other similar proceeding pursuant to any local, state, federal, or other insolvency laws or other laws providing for relief of debtors.

Section 8.              No Amendments or Waivers of Loan Documents.  Except as otherwise expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment or waiver of any right, power or remedy of the Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Loan Agreement or any of the other Loan Documents.  The text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and each of the Borrower and the Guarantors hereby ratifies and confirms its obligations thereunder and agrees to perform its respective obligations thereunder during the Forbearance Period.  This Agreement shall not constitute a modification of the Loan Agreement or any of the other Loan Documents or a course of dealing with the Agent or Lenders at variance with the Loan Agreement or other Loan Documents such as to require further notice by the Agent or Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

Section 9.              Other Representations, Warranties and Covenants; Release.

(a)           The Borrower Parties and the Agent and Lenders hereby agree that the decision by the Agent and Lenders to grant the forbearance as outlined herein is not and shall not be deemed to constitute an undertaking by the Agent or Lenders to forbear or refrain from exercising any and all rights and remedies available to them under the Loan Agreement and the other Loan Documents and under applicable law upon the occurrence of any Forbearance

Termination Event.  Additionally, notwithstanding the agreement of the Agent and Lenders to enter into this Agreement, the Agent and Lenders hereby advises the Borrower Parties that, except to the extent of the Agent and Lenders’ forbearance expressly provided for herein through the Forbearance Period, the Agent and Lenders require strict compliance with all of the terms and conditions of the Loan Agreement and the other Loan Documents; provided, however, that the Agent and Lenders shall not be required to issue any notices otherwise required by the Loan Agreement or other Loan Documents with respect to the Stated Defaults during the Forbearance Period.

(b)           The Borrower Parties further acknowledge and agree that (i) the Stated Defaults have occurred and are continuing, and shall not be deemed to have been waived, cured or eliminated, in whole or in part, by this Agreement, and (ii) the Agent and Lenders expressly reserve all rights and remedies with respect to the Stated Defaults, subject only to the terms in the Loan Agreement, the other Loan Documents and this Agreement.

(c)           The Borrower Parties further acknowledge and agree that (i) this Agreement is not intended, nor shall it be deemed, to be a mutual disregard of the terms and provisions of the Loan Agreement and the other Loan Documents or to establish any course of dealing between the Agent or Lenders on the one hand and the Borrower Parties on the other that is inconsistent with the express terms and conditions of the Loan Documents and (ii) notwithstanding any course of dealing between the Agent or Lenders on the one hand and the Borrower Parties on the other prior to the date of this Agreement, the Agent or Lenders shall not be obligated to make any loan or other extension of credit to the Borrower or the Guarantors, or to modify or waive any of the terms or conditions of the Loan Agreement or other Loan Documents, except to the extent expressly provided for in the Loan Documents.

(d)           The Borrower Parties further acknowledge and agree that this Agreement shall in no way occasion a release of any lien, collateral or other security interest held by the Agent or Lenders as security to or for indebtedness and obligations under the Loan Documents and they acknowledge and agree that all liens, collateral and other security held by the Agent or Lenders as security to or for such indebtedness and obligations continue to secure such indebtedness and obligations.

(e)           Each Guarantor hereby reaffirms its duties and obligations under the Payment Guaranty and any and all other guarantees of payment and performance and indemnities that it has previously made and issued to or for the benefit of the Agent or Lenders in regard to the Loan Documents and all obligations of the Borrower, and hereby covenants and agrees that all such duties and obligations shall remain in full force and effect, notwithstanding the execution and delivery of this Agreement by the parties thereto, and that the Payment Guaranty and all other guarantees and indemnities are legal and binding obligations of the Guarantors, enforceable against each Guarantor according to their terms.

(f)            [Intentionally Omitted.]

(g)           Each of the Borrower Parties hereby waives, to the maximum extent permitted by applicable law, any statutory, common law or equitable right of redemption in the event that a foreclosure on any Collateral takes place in a proceeding giving rise to any such rights.

(h)           As a material part of the consideration for the Agent’s or Lenders’ forbearance and execution of this Agreement, each of the Borrower and the Guarantors acknowledges and agrees that as of the Effective Date it has no offsets, defenses, claims, demands, counterclaims or causes of action against the Agent or Lenders, or their respective participants and affiliates, or their respective officers, directors, employees, affiliates, loan servicing agents, attorneys, agents, representatives, predecessors, successors, or assigns (collectively, the “Released Parties”) related to or arising from (i) the Loan, the Loan Documents, the Property or any other Collateral and (ii) any dealings between the parties relating thereto as of the Effective Date, and that if it now has, or ever did had, any such offsets, defenses, claims, counterclaims or causes of action, or any damages, liabilities or losses whether known or unknown, at law or in equity, arising from or relating to any alleged act, occurrence, omission or transaction occurring or happening from the beginning of the world through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and each of the Borrower Parties hereby RELEASES the Agent and Lenders, and each of them, and each of the other Released Parties therefrom and from any loss, liability, obligation or responsibility therefor.

(i)            Each of the Borrower Parties acknowledges that, subsequent to the execution of this Agreement, it may discover claims existed but that were unknown or unanticipated at the time this Agreement was signed, including unknown or unanticipated claims that arose from, are based upon, or relate to the above recitals the existence of which, if known on the date this Agreement was signed, may have materially affected its decision to execute this Agreement.  Each of the Borrower Parties acknowledges that it is assuming the risk that such unknown or unanticipated claims exist, and agrees that the release granted by it in this Agreement applies thereto.  Each of the Borrower Parties expressly waives the benefits of any state, federal or other law providing that a general release does not extend to claims that a releasing party does not know or suspect to exist in its favor at the time of executing the release that, if known by the releasing party, must or may have materially affected its settlement with the released party.

IT IS THE INTENTION OF EACH OF THE BORROWER PARTIES THAT THE FOREGOING RELEASE SHALL BE EFFECTIVE WITH RESPECT TO ALL MATTERS, PAST AND PRESENT, KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED.  EACH OF THE BORROWER PARTIES REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND EACH OF THE BORROWER PARTIES FURTHER AGREES THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT EACH OF THE BORROWER PARTIES NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT THE RELEASED PARTIES, AND EACH OF THEM, FROM ANY SUCH UNKNOWN LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES.  IN FURTHERANCE OF THIS INTENTION, EACH OF THE BORROWER PARTIES

HEREBY PLACE ITS INITIALS BELOW AND HEREBY WAIVE ALL RIGHTS AND PRIVILEGES UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE WHICH PROVIDES AS FOLLOWS:

“GENERAL RELEASE; EXTENT.

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Borrower’s Initials	Guarantors’ Initials

Each of the Borrower Parties acknowledges that the foregoing acknowledgments, releases and waivers were expressly bargained for.

Section 10.            Receipt and Application of Payments.  The Borrower Parties acknowledge and agree that each of the Agent and Lenders, shall be entitled to accept such payments and proceeds as are remitted to it pursuant to any provision of the Loan Documents or this Agreement which will be applied against the obligations owed by the Borrower to the Agent and Lenders under the Loan Documents in such order of application as set forth in the Loan Agreement or other Loan Documents.  The acceptance by the Agent or any Lender of any such proceeds and payments as are remitted to it pursuant to the Loan Documents or this Agreement shall in no way affect or impair the status of the indebtedness or obligations owed to the Agent or Lenders by the Borrower or the Guarantors or be deemed to be a waiver of any Forbearance Termination Event or Event of Default or any acquiescence therein.

Section 11.            Remedies Upon Occurrence of a Forbearance Termination Event.  In the event that a Forbearance Termination Event shall occur, the Agent and Lenders shall have and may exercise all of the rights and remedies which are available to it under and pursuant to the terms and provisions of this Agreement, the Loan Documents and under applicable law.  In no event shall any failure by the Agent or Lenders to exercise any remedies on account of the occurrence of any Forbearance Termination Event hereunder be deemed to be a waiver of the right of the Agent or Lenders to exercise such remedies in the future.  Any waiver granted by the Agent or Lenders must be in writing and will not be construed as a continuing waiver.  No waiver will be implied from any delay or failure by the Agent or Lenders to take action on account of any default by the Borrower or the Guarantors.

Section 12.            Fees, Costs, and Charges.  The Borrower and Guarantors jointly and severally agree to reimburse the Agent and Lenders for any and all reasonable fees, costs, or charges the Agent or Lenders incur in the enforcement of the Agent’s or Lenders’ rights under the Loan Documents (and all other fees, costs and expenses payable under the Loan Documents) to the extent provided in the Loan Documents.

Section 13.            Relationship of the Borrower, the Guarantors, the Agent and Lenders.  Nothing herein shall be deemed to make the Borrower Parties, on the one hand, and the Agent or Lenders, on the other hand, partners, co-venturers or co-participants of any kind or nature, in any business or obligations of the other, or shall in any manner render either of them liable as principal, surety, or agent or otherwise for any of the debts, obligations or engagements of the other.

Section 14.            Construction of Agreement.  The Agent, Lenders and the Borrower Parties acknowledge and agree (i) that each has participated in the negotiation of this Agreement and that no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having structured or drafted such provision; (ii) that at all times each has been represented by legal counsel or has had the opportunity to be represented by legal counsel in the negotiations of the terms of and in the preparation and execution of this Agreement and the other documents executed on even date herewith, and has had the opportunity to review and analyze this Agreement for a sufficient period of time before the execution of this Agreement; (iii) that all of the terms of this Agreement have been negotiated at arms’ length and that this Agreement and the related documents executed this same date were prepared and executed without fraud, duress, undue influence or coercion; (iv) that the execution of this Agreement and the related documents executed this same date are free and voluntary acts of the Agent, Lenders, the Borrower and the Guarantors; and (v) that the Agent and Lenders have acted in good faith in the negotiation and execution of this Agreement and the related documents.

Section 15.            Tolling of Statute of Limitations.  The Borrower Parties and the Agent and Lenders hereby agree to toll and suspend for the Forbearance Period, the running of any statute of limitations applicable to any existing cause of action against any Borrower Party and in favor of the Agent or Lender.  No such statute of limitations shall run or expire during the Forbearance Period but shall be extended beyond the termination of the Forbearance Period for the period of the Forbearance Period.

Section 16.            Rights and Remedies of the Lender.  The Agent’s and Lenders’ rights and remedies arising under and contained in this Agreement shall be separate, distinct and cumulative and none of them shall be in exclusion of the other; all remedies arising under or contained in this Agreement shall be in addition to every other remedy now or hereafter existing at law, in equity, by statute or under the Loan Documents; neither any course of dealing by the Agent or Lenders nor any failure or delay on its part to exercise any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege.

Section 17.            Miscellaneous.

(a)           Entire Agreement.  This Agreement reflects the entire understanding of the parties with respect to the Agent and Lenders’ forbearance with respect to the Stated Defaults and supersedes any prior agreements, whether written or oral, in regard thereto.  As used herein, the singular shall include the plural, the plural includes the singular, and the term “Borrower Parties” shall mean “Borrower Parties and each of them”.  All references in this Agreement to

Sections, Exhibits and Schedules are to the Sections of and Exhibits and Schedules to this Agreement unless otherwise specified.  All Exhibits and Schedules are incorporated into this Agreements by this reference and made a part hereof.

(b)           Full Force and Effect.  Except as expressly modified herein, all terms of the Loan Agreement and the other Loan Documents shall be and shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Guarantors, as applicable, to the Agent and Lenders.

(c)           No Waiver.  This Agreement is not intended to operate as, and shall not be construed as, a waiver of any Event of Default (including, but not limited to the Stated Defaults), whether known to the Agent or Lenders, or unknown, as to which all rights of the Agent and Lenders shall remain reserved.

(d)           Governing Law.  Except where federal law is applicable and preempts state law (in which event such federal law shall control), this Agreement shall be governed by, and shall be construed in accordance with the laws of the State of California, without resort to its laws of conflicts.

(e)           Counterparts.  This Agreement may be executed in multiple counterparts, and by facsimile, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

(f)            Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(g)           Captions.  The captions to the Sections and paragraphs of the Agreement are for the convenience of the parties only, and are not a part of this Agreement.

(h)           Severability.  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

(i)            Loan Document.  This Agreement is a Loan Document for all purposes.

(j)            Conflict.  In the event any conflict arises between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall govern in all instances of such conflict.

Section 18.            WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER PARTIES HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW,

EACH OF THE BORROWER PARTIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH OF THE BORROWER PARTIES (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT AND LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 18.  EACH OF THE BORROWER PARTIES ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION 18 WITH ITS LEGAL COUNSEL AND THAT EACH OF THE BORROWER PARTIES AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

Section 19.            Time of the Essence.  Time is of the essence with respect to the obligations of the Borrower and the Guarantors set forth herein.

Section 20.            Tax Consequences.  The Borrower Parties hereby acknowledge to the Agent and Lenders that (a) each of the Borrower Parties has been represented by counsel and advised by its accountants concerning this Agreement, the obligations hereunder, and the possible tax consequences of its provisions; (b) that the Agent and Lenders have rendered no such advice to the Borrower or the Guarantors, and neither the Borrower nor any Guarantor is relying upon any such counsel in entering into this Agreement; and (c) that the Borrower and the Guarantors are entering into this Agreement freely, voluntarily and without undue influence.

Section 21.            Survival.  The representations, warranties, covenants and other agreements of the Borrower Parties in this Agreement shall survive expiration or termination of the Forbearance Period, except as otherwise expressly set forth in this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWER:

CALIFORNIA COASTAL COMMUNITIES, INC., a Delaware corporation

By:
Name:
Its:

[Signatures Continued on Following Page]

GUARANTORS:

SIGNAL LANDMARK HOLDINGS INC., a Delaware corporation

By:
Name:
Its:

SIGNAL LANDMARK, a California corporation

By:
Name:
Its:

HEARTHSIDE HOLDINGS, INC., a Delaware corporation

By:
Name:
Its:

HEARTHSIDE HOMES, INC., a California corporation

By:
Name:
Its:

HHI CHANDLER, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:
Name:
Its:

HHI CHINO II, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:
Name:
Its:

HHI CROSBY, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:
Name:
Its:

HHI HELLMAN, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:
Name:
Its:

[Signatures Continued on Following Page]

HHI LANCASTER I, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:
Name:
Its:

HHI SENECA, LLC, a California limited liability company

By: Hearthside Homes, Inc., its managing member

By:
Name:
Its:

[Signatures Continued on Following Page]

AGENT:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By:
Name:
Title:

[End of Signatures]

EXHIBIT “A”

STATED DEFAULTS

1.                                      Event of Default pursuant to Section 11.1(c) of the Loan Agreement, attributable to the failure of Borrower to maintain the required Project Indebtedness to Project Value Ratio, as required pursuant to Section 9.3 of the Loan Agreement.

2.                                      Event of Default pursuant to Sections 11.1(f) and 11.1(q) of the Loan Agreement, attributable to the existence of the following “Events of Default” under the Senior Secured Revolving Loan Agreement (the “Revolving Loan Agreement”) executed in connection with the Senior Project Revolver:

A.                                  Event of Default pursuant to Section 12.1(c) of the Revolving Loan Agreement, attributable to the failure of Signal Landmark to maintain the required Project Loan Indebtedness to Value Ratio, as required pursuant to Section 9.3 of the Revolving Loan Agreement.

B.                                    Event of Default pursuant to Section 12.1(a) of the Revolving Loan Agreement, attributable to the failure of Borrower or Guarantors to make the mandatory principal payment to Agent on September 30, 2009 required pursuant to Sections 2.2(d) and 4.2(a) of the Revolving Loan Agreement.

C.                                    Event of Default pursuant to Sections 12.1(f) and 12.1(q) of the Revolving Loan Agreement, attributable to the existence of the Events of Default under the Loan Agreement listed in paragraphs 1 and 2 of this Exhibit “A.”

S-1